EXHIBIT 99.1

    Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
       (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18,
                              United States Code)

  Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section
1350) the undersigned officer of HealthTrac, Inc., a Canadian corporation (the "Company"), does hereby certify to my knowledge that:

  The Quarterly Report on Form 10-Q for the quarter ended August 31, 2002, as amended (the "Form 10-Q") of the Company fully complies with the requirements of
Section 13(a) of the Securities Exchange Act of 1934 (except for the timing for filing requirement for such report) and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: December 16, 2002                By: /s/ Edward Sharpless
                                            ---------------------------------
                                            Edward Sharpless
                                            Chief Executive Officer and Chief
                                            Financial Officer